Fees Summary	Jun. 17, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	320,150
Total Transaction Valuation	2,091,119,571
Total Offset Amount	0
Net Fee	$ 320,150